NTI	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
30. NTI
2013 NTI Acquisition
On November 12, 2013, Western purchased all of the interests in NT InterHoldCo LLC, a wholly-owned subsidiary of Northern Tier Holdings LLC, that holds all of the membership interests in NTI and 35,622,500 common units representing a 38.7% limited partner interest in NTI for a purchase price of $775 million. The purchase price, including transaction expenses, was funded by a $550 million term loan and $242 million in cash.
NTI's assets are located in the Upper Great Plains region and include a refinery in St. Paul Park, Minnesota that has a 98,000 barrel per day refining capacity. Refining operations include crude fractionation, catalytic cracking, hydrotreating, reforming, alkylation, sulfur recovery and a hydrogen plant. The refinery processes predominately North Dakota and Canadian crude oils into products such as gasoline, diesel, jet fuel, kerosene, asphalt, propane, propylene and sulfur. The refined products are sold to markets primarily located in the Upper Great Plains of the United States. NTI also operates convenience stores under the SuperAmerica brand that are primarily located in Minnesota and Wisconsin and sells gasoline, merchandise and in some locations, diesel fuel.
The allocation of the purchase price of NTI is summarized as follows (in thousands):

Net working capital	$95,937
Property, plant and equipment	916,705
Intangible assets	45,800
Other assets	114,000
Long-term debt	(278,438)
Other liabilities	(50,743)
Non-controlling interest	(1,357,704)
Fair value of net assets acquired	(514,443)
Goodwill	1,289,443
Purchase price	$775,000

The consolidated statements of operations include the results of NTI’s operations beginning on November 12, 2013. The following unaudited pro forma information assumes that (i) the acquisition of NTI occurred on January 1, 2013; (ii) $550.0 million was borrowed to fund the 2013 NTI Acquisition on January 1, 2013, resulting in increased financing costs of $23.9 million for the year ended December 31, 2013; (iii) $36.7 million increased depreciation and amortization expense for the year ended December 31, 2013 for the increased estimated fair values of assets acquired beginning January 1, 2013; and (iv) income tax expense increased as a result of the increased operating income offset by increased depreciation, amortization and interest expense of $22.1 million for the year ended December 31, 2013.

Unaudited Pro Forma for the Year Ended December 31, 2013
(In thousands, except per share data)
Net sales	$14,044,131
Operating income	746,699
Net income	413,375

Basic earnings per share	$3.56
Diluted earnings per share	2.96

NTI Merger Agreement
On December 21, 2015, Western entered into the Merger Agreement, by and among Western, Western Acquisition Co, LLC, a Delaware limited liability company and wholly-owned subsidiary of Western (“MergerCo”), NTI and Northern Tier Energy GP LLC, the general partner of NTI and a wholly-owned subsidiary of Western (“NTI GP”). Upon the terms and subject to the conditions set forth in the Merger Agreement, MergerCo will merge with and into NTI, the separate limited liability company existence of MergerCo will cease and NTI will continue to exist, as a limited partnership under Delaware law and as an indirect wholly-owned subsidiary of Western, as the surviving entity in the Merger.
NT InterHoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Western (“NT InterHoldCo”), owns 100% of the membership interests in NTI GP and approximately 38.4% of NTI’s outstanding common units representing limited partner interests in NTI (“NTI Common Units”). NT InterHoldCo also owns 100% of the membership interests in Western Acquisition Holdings, LLC, a Delaware limited liability company and holder of 100% of the membership interests in MergerCo (“MergerCo HoldCo”). Following the Merger, NTI GP will remain the sole general partner of NTI, the NTI Common Units held by Western and its subsidiaries will be unchanged and remain issued and outstanding, and, by virtue of the Merger, all of the membership interests in MergerCo will automatically be converted into the number of NTI Common Units (excluding any NTI Common Units owned by Western and its subsidiaries) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”). Consequently, NT InterHoldCo and its wholly-owned subsidiary, MergerCo HoldCo, will become the sole limited partners of NTI. At the Effective Time, each of the outstanding NTI Common Units held by the NTI Public Unitholders will be converted into the right to receive, subject to election by the NTI Public Unitholders and proration, (i) $15.00 in cash without interest and 0.2986 of a share of Western’s common stock, par value $0.01 per share (“Western Common Stock”) (the “Standard Mix of Consideration”), (ii) $26.06 in cash without interest (the “Cash Election”), or (iii) 0.7036 of a share of Western Common Stock (the “Stock Election”). The Cash and Stock Elections will be subject to proration to ensure that the total amount of cash paid and the total number of shares of Western Common Stock issued and delivered (which may include shares of Western Common Stock held in treasury by Western and reissued) in the Merger to NTI Public Unitholders as a whole are equal to the total amount of cash and number of shares of Western Common Stock that would have been paid and issued if all NTI Public Unitholders received the Standard Mix of Consideration. The transaction is expected to result in the payment and delivery of approximately $858.2 million in cash and 17.1 million shares of Western Common Stock to the NTI Public Unitholders.
The parties anticipate that the Merger will close in the first half of 2016, pending the satisfaction of certain customary conditions thereto. Pursuant to the terms of the Merger Agreement, with respect to the quarter in which the closing date of the Merger (the "Closing Date") occurs, NTI will, to the extent it generates available cash in such quarter, make a prorated quarterly cash distribution to all NTI common unitholders, including NT InterHoldCo, for the portion of the quarter that NTI Public Unitholders own NTI Common Units prior to the Closing Date, in the event that NTI Public Unitholders who receive Western Common Stock in the Merger would not receive a dividend with respect to the Western Common Stock received in the Merger, due to the record date for such dividend occurring before the Closing Date.
The Merger Agreement contains customary representations, warranties, covenants and agreements by each of the parties. Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Transactions”), by the affirmative vote of NTI common unitholders, as of the record date for the NTI special meeting, holding a majority of the outstanding NTI Common Units; (2) any waiting period applicable to the Merger Transactions under the Hart-Scott-Rodino Antitrust Act of 1976, as amended (the “HSR Act”) having been terminated or expired; (3) all filings, consents, approvals, permits and authorizations required to be made or obtained prior to the Effective Time in connection with the Merger Transactions having been made or obtained; (4) the absence of legal injunctions or impediments prohibiting the Merger Transactions; (5) the effectiveness of a registration statement on Form S-4 (the “Registration Statement”) with respect to the issuance of new shares of Western Common Stock in the Merger; and (6) approval of the listing on the New York Stock Exchange, subject to official notice of issuance, of the new shares of Western Common Stock to be issued and delivered (or, to the extent held in treasury by Western, delivered but not issued) in the Merger. On January 29, 2016, the United States Federal Trade Commission granted early termination of the waiting periods applicable to the Merger Transactions under the HSR Act. Pursuant to the Merger Agreement, Western has agreed to vote the NTI common units owned beneficially or of record by it or any of its subsidiaries in favor of the adoption and approval of the Merger Agreement and the Merger Transactions.
The Board of Directors of Western has approved the Merger Agreement and the Merger Transactions. The NTI GP Conflicts Committee, acting for NTI GP in its capacity as the general partner of NTI, approved the Merger Agreement and the Merger Transactions, and determined that the Merger Agreement and the Merger Transactions are fair and reasonable to NTI and the holders of NTI Common Units other than NTI GP and its affiliates (the “NTI Unaffiliated Unitholders”) and are not adverse to the interests of NTI or the interests of the NTI Unaffiliated Unitholders.
On January 19, 2016, Western filed a preliminary registration statement on Form S-4 (the “Preliminary S-4”) to register the shares of Western Common Stock to be issued and delivered (or, to the extent held in treasury by Western, delivered but not issued) in the Merger. The Preliminary S-4 is subject to future amendments depending on review and comments by the Securities and Exchange Commission (the “SEC”). On that same date, the parties to the Merger Agreement jointly filed a transaction statement on Schedule 13E-3, which discloses the material terms of the Merger Transactions and is also subject to future amendments.